DEED OF TRUST, MORTGAGE, ASSIGNMENT OF PRODUCTION,
SECURITY AGREEMENT AND FINANCING STATEMENT

from
UNITED HERITAGE CORPORATION
(Federal Income Tax Identification No. 87-0372826)
(Grantor and Debtor)

to
MICHAEL H. ATNIPP, TRUSTEE
for the benefit of
LOTHIAN OIL INC.
(Federal Income Tax Identification No. 26-0113270)
(Lender/Mortgagee and Secured Party)

A PHOTOGRAPHIC OR OTHER REPRODUCTION OF THIS INSTRUMENT IS SUFFICIENT AS A FINANCING STATEMENT. FOR PURPOSES OF FILING THIS INSTRUMENT AS A FINANCING STATEMENT, THE ADDRESS OF THE GRANTOR AND DEBTOR IS 405 N. MARIENFELD, SUITE 200, MIDLAND, TX 79701, AND THE ADDRESS OF THE LENDER AND SECURED PARTY IS 500 5TH AVENUE, SUITE 2600, NEW YORK, NY 10110.

THIS INSTRUMENT CONTAINS AFTER-ACQUIRED PROPERTY PROVISIONS.

THIS INSTRUMENT SECURES PAYMENT OF FUTURE ADVANCES.

THIS INSTRUMENT COVERS PROCEEDS OF COLLATERAL.

THIS INSTRUMENT COVERS PRODUCTS OF COLLATERAL.

THIS INSTRUMENT COVERS FIXTURES.

THIS INSTRUMENT COVERS MINERALS, AS-EXTRACTED COLLATERAL AND OTHER SUBSTANCES OF VALUE WHICH MAY BE EXTRACTED FROM THE EARTH (INCLUDING, WITHOUT LIMITATION, OIL AND GAS). THIS FINANCING STATEMENT IS TO BE FILED FOR RECORD, AMONG OTHER PLACES, IN THE REAL ESTATE RECORDS OF THE COUNTY RECORDERS OF THE COUNTIES LISTED ON EXHIBIT A HERETO. THE GRANTOR HAS AN INTEREST OF RECORD IN THE REAL ESTATE CONCERNED, WHICH INTEREST IS DESCRIBED IN EXHIBIT A ATTACHED HERETO.

THIS INSTRUMENT, WHEN RECORDED OR FILED SHOULD BE RETURNED TO:

MICHAEL H. ATNIPP
214 W. Texas Ave., Suite 100
Midland, TX 79701

DEED OF TRUST, MORTGAGE, ASSIGNMENT OF PRODUCTION,
SECURITY AGREEMENT AND FINANCING STATEMENT

UNITED HERITAGE CORPORATION (referred to as “Grantor”), for and in consideration of the sum of TEN DOLLARS ($10.00) to Grantor in hand paid by MICHAEL H. ATNIPP, whose address is 601 W. Texas Ave., Suite 100, Midland, TX 79701 (“Trustee”), and LOTHIAN OIL INC. (“Lender”), to extend credit to Grantor, as evidenced by that certain $2,500,000 Secured Loan, dated as March 31, 2006, to Grantor (as “Borrower”), from Lender, and by the promissory note hereinafter described, and of the loan as hereinafter recited, and in order to secure the payment of the indebtedness hereinafter referred to and the performance of the obligations, covenants, agreements and undertakings of Grantor hereinafter described, does hereby GRANT, BARGAIN, SELL, CONVEY, MORTGAGE, PLEDGE, TRANSFER, ASSIGN and SET OVER to the Trustee and Lender for each of them, with power of sale, the following property:

(a)  70% of Grantor’s rights, titles, interests and estates whether now owned or hereafter acquired, in and to the oil, gas, Hydrocarbons (defined in paragraph (c) below) and/or other mineral leases which are described on Exhibit A attached hereto (all references herein to such Exhibit A shall include the introductory and explanatory comments thereto contained in the preamble to Exhibit A), including, without limitation, overriding royalty interests, production payments, net profits interests or other interests irrespective of whether such interests are cost bearing and of whatsoever nature or kind and however characterized, together with any and all mineral interests, royalty interests, fee interests or other interests derived from a landowner or landowners of the lands described on the attached Exhibit A or in the documents described on Exhibit A, all of which such rights, titles, interests and estates of Grantor and howsoever characterized being hereinafter collectively called the “Leases”;

(b)  70% of all rights, titles, interests and estates now owned or hereafter acquired by Grantor in and to (i) the properties now or hereafter pooled or unitized with any of the Leases; (ii) all presently existing or future unitization, communitization, pooling agreements and declarations of pooled units and the units created thereby (including, without limitation, all units created under orders, regulations, rules or other official acts of any Federal, State or other governmental body or agency having jurisdiction and so called “working interest units” created under operating agreements or otherwise) which may affect all or any portion of the Leases including, without limitation, those units which may be described on Exhibit A (iii) all operating agreements, contracts, farmout agreements, farmin agreements, area of mutual interest agreements, equipment leases and other agreements which relate to any of the Leases or interests in the Leases described or referred to herein on Exhibit A or to the production, sale, purchase, exchange, processing, transporting or marketing of the Hydrocarbons (hereinafter defined) from or attributable to such Leases or interests; and (iv) the Leases described on Exhibit A and covered by this Mortgage (hereinafter defined) even though Grantor’s interest therein be incorrectly described or a description of a part or all of such Leases or Grantor’s interest therein be omitted; it being intended by Grantor, the Lender and the Noteholder (hereinafter defined) herein to cover and affect hereby all interests which Grantor may now own or may hereafter acquire in and to the Leases and lands described on Exhibit A notwithstanding that the interests as specified on Exhibit A be limited to particular lands, specified depths or particular types of property interests;

(c)  70% of all rights, titles, interests and estates now owned or hereafter acquired by Grantor in and to all oil, gas, casinghead gas, condensate, distillate, liquid hydrocarbons, gaseous hydrocarbons and all products refined therefrom and all other minerals (collectively called the “Hydrocarbons”) in and under which may be produced and saved from or attributable to the Leases, the lands covered thereby and Grantor’s interests therein, including all oil in tanks and all rents, issues, profits, proceeds, products, revenues and other income from or attributable to the Leases, the lands covered thereby, and Grantor’s interests therein which are subjected or required to be subjected to the liens and security interests of this Mortgage; and further including any and all liens and security interests in the Hydrocarbons and the proceeds therefrom securing payment of proceeds from the sale of Hydrocarbons;

(d)  All tenements, hereditaments, appurtenances and properties in anywise appertaining, belonging, affixed or incidental to the Leases, properties, rights, titles, interests and estates described or referred to in subparagraphs (a) and (b) above, which are now owned or which may hereafter be acquired by Grantor, including, without limitation, any and all property, real or personal, now owned or hereafter acquired and situated upon, used, held for use, or useful in connection with the operating, working or development of any of such Leases or properties (excluding drilling rigs, trucks, automotive equipment or other personal property which may be taken to the premises for the purpose of drilling a well or for other similar temporary uses) and including any and all oil wells, gas wells, injection wells or other wells, buildings, structures, field separators, liquid extraction plants, plant compressors, pumps, pumping units, wellhead valves, field gathering systems, pipelines, salt water disposal facilities, tanks and tank batteries, fixtures, valves, fittings, machinery and parts, engines, boilers, meters, apparatus, equipment, appliances, tools, implements, cables, wires, towers, casing, tubing and rods, power, telephone and telegraph lines, surface leases, rights-of-way, easements, servitudes, licenses and other surface rights together with all additions, substitutions, replacements, accessions and attachments to any and all of the foregoing properties;

(e)  Any property that may from time to time hereafter, by writing of any kind, be subjected to the lien and security interest hereof by Grantor or by anyone on Grantor’s behalf; and the Trustee, for itself and the Lender, is hereby authorized to receive the same at any time as additional security hereunder;

(f)  70% of the rights, titles and interests of every nature whatsoever now owned or hereafter acquired by Grantor in and to the Leases, as the same may be enlarged by the discharge of any payments out of production or by the removal of any charges or Encumbrances (hereinafter defined) to which any Leases, properties, rights, titles, interests or estates are subject, or otherwise; together with any and all renewals and extensions of any of the Leases, properties, rights, titles, interests or estates; all contracts and agreements supplemental to or amendatory of or in substitution for the contracts and agreements described or mentioned above; and any and all additional interests of any kind hereafter acquired by Grantor in and to the Leases, properties, rights, titles, interests or estates;

(g)  70% of all accounts, goods that are or are to become fixtures, equipment, as-extracted collateral, inventory and contract rights and other general intangibles as such terms are defined in Article 9 of the Uniform Commercial Code from time to time in effect in the State of Texas (including, without limitation, all seismic data, geological data, geophysical data and interpretations of any of the foregoing to the extent a security interest therein may be granted) constituting a part of, relating to, or arising out of the property and collateral described or mentioned in paragraphs (a) through (t) above, and all proceeds and products of the property and collateral described or mentioned in this and said preceding paragraphs; and

(h)  70% of all of Grantor’s rights, now owned or hereafter acquired, in and to all lease records, well records and production records which relate to any of the foregoing property; provided, however, the foregoing is made subject to the unit declarations, operating agreements, contracts, encumbrances, agreements, exceptions, limitations and other matters, if any, described or referred to in Exhibit A (all of the properties, interests and rights, subject as aforesaid, being hereinafter sometimes referred to as the “Mortgaged Properties”).

Any fractions or percentages specified on Exhibit A referring to Grantor’s interest (whether working interest, net revenue interest or otherwise) are contained thereon solely for the purpose of the warranties made by Grantor under Article II hereof and shall not limit the quantum of interest granted hereunder with respect to any unit or well. If any Lease or unit described on Exhibit A respecting any well mentioned herein is incorrectly described, nevertheless this Mortgage shall cover all Grantor’s interest in the Leases allocable to and the unit for such well. If any of the lands covered by the Lease or other instrument mentioned on Exhibit A are incorrectly described, then nevertheless this Mortgage shall cover all Grantor’s interest in such Lease or other instrument as to all of the lands covered thereby, unless limited by express words to the contrary on Exhibit A.

TO HAVE AND TO HOLD the Mortgaged Properties, together with all and singular the rights, estates, hereditaments, powers and privileges appurtenant or incident thereto, unto the Trustee and his successors or substitutes in this trust and to his or their successors and assigns, for itself and the ratable benefit of the Lender, forever.

BUT IN TRUST, NEVERTHELESS, for the benefit and security of the holder of the indebtedness secured hereby and upon the trusts and subject to the terms and provisions herein set forth.

ARTICLE I
Secured Indebtedness

1.1  This Mortgage is made to secure and enforce the payment of the following:

(a)  the Credit Agreement and other Loan Documents, including that certain Note in the principal amount of $2,500,000 executed by Borrower and payable to the order of the Lender on or before a date which is ten (10) years from the date hereof and all other notes given in substitution for the foregoing promissory note, or in modification, renewal, or extension thereof, in whole or in part (the promissory note, as from time to time supplemented, amended or modified and all other notes given in substitution therefor or in modification, renewal or extension thereof, in whole or in part, being hereafter collectively called the “Notes”). The Credit Agreement, Note, and this Deed of Trust are executed by Borrower pursuant to and subject to the terms of a Development and Exploration Agreement between Borrower and Lender. The priority and duration of the lien created by this Deed of Trust is governed by the terms of that Agreement.

(b)  any sums which may be advanced or paid by the Lender under the terms hereof or of the Credit Agreement or other Loan Documents on account of the failure of the Grantor to comply with the covenants of the Grantor contained herein, or the failure of Borrower to comply with the covenants of Borrower or any other obligor contained in the Credit Agreement; and all indebtedness of the Grantor arising pursuant to the provisions of this Mortgage, including penalties, indemnities, legal and other fees, charges and expenses, and amounts advanced by and expenses incurred in order to preserve any collateral or security interest, whether due after acceleration or otherwise;

(c)  all interest (including, without limitation, interest accruing at any post-default rate and interest accruing after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding, whether or not a claim for post-filing or post-petition interest is allowed in such proceeding) in respect of all of the obligations described in this Section 1.1 and all costs of collection and attorneys’ fees, all as provided herein and therein;

(d)  any additional loans or advances made by the Lender to or for the benefit of Borrower pursuant to the Credit Agreement or any other Loan Document (it being contemplated that the Lender may lend additional sums to Borrower pursuant to the Credit Agreement from time to time, but shall not be obligated to do so, and the Grantor agrees that the payment of any such additional loans shall be secured by this Mortgage); and

(e)  punctual performance when due of all obligations of Borrower under any Loan Document to the Lender; and

(f)  all renewals, extensions, amendments and changes of, or substitutions or replacements for, all or any part of the Secured Indebtedness described in clauses (a) through (e).

1.2  The indebtedness referred to in clauses (a) through (e) of Section 1.1 and all renewals, extensions and rearrangements thereof are hereinafter sometimes referred to as the “Secured Indebtedness”.

1.3  This Mortgage is executed and granted for the benefit and security of the Lender, any Person secured hereby and any and all future holders of an interest in the Secured Indebtedness and the interest thereon for so long as same remains unpaid and thereafter for so long as the Lender or any Person secured hereby (or any Affiliate) has any obligations under the Credit Agreement to lend money, or until the Liens hereby created are released by the Lender or such Person; it being understood and agreed that possession of any Note at any time by the Grantor shall not in any manner extinguish the Secured Indebtedness, such Notes or this Mortgage securing payment thereof, and the Grantor shall have the right to issue and reissue any of the Notes from time to time as its interest or as convenience may require, without in any manner extinguishing or affecting the Secured Indebtedness, the obligations under any of the Notes, or the security of this Mortgage.

1.4  Each capitalized term used in this Mortgage and not defined in this Mortgage shall have the meaning assigned such term in the Credit Agreement, and if not therein defined, such capitalized term shall have the meaning assigned such term in the Uniform Commercial Code. Uncapitalized terms used herein that are defined in the Uniform Commercial Code shall have the same meaning in this Mortgage. As used herein, “Uniform Commercial Code” means the Uniform Commercial Code presently in effect in the State of Texas as the same may be amended from time to time, and any successor statute thereto, except to the extent that the Uniform Commercial Code of some other jurisdiction applies mandatorily.

ARTICLE II
Representations, Warranties and Covenants

2.1  Grantor represents, warrants and covenants to and with the Trustee, Lender and the Noteholder that Grantor is the lawful owner of the Mortgaged Properties and has good right and authority to grant, bargain, sell, transfer, assign and mortgage the same; that Grantor’s interests in each identified Mortgaged Property is no less than that Net Revenue Interest and no greater than the Working Interest set forth on Exhibit A that all oil, gas and/or mineral lease and leasehold estates, gas purchase and sales contracts, pipeline easements and rights-of-way, processing contracts, franchises, licenses and other agreements comprising or relating to the Mortgaged Properties or any portion thereof are valid and subsisting and are in full force and effect; that such leases are subject to no overriding royalties or other burdens or charges created after January 1, 2006, and that all rents, royalties and other payments due and payable by Grantor under each of the Mortgaged Properties have been properly and timely paid and all ad valorem, property, oil and gas production, excise and severance taxes payable by Grantor have been duly paid; that the Mortgaged Properties are free and clear from all liens and encumbrances except the lien evidenced by this Mortgage and except for the Permitted Encumbrances described herein or shown in Exhibit A that all producing wells located on the Mortgaged Properties or properties unitized therewith have been legally drilled and are not deviated from the vertical more than the maximum permitted by applicable laws, rules and regulations, and that such wells are in fact bottomed under and are producing from lands described in said Exhibit A or lands unitized therewith; and Grantor does hereby bind itself, its heirs, legal representatives, successors and assigns to forever warrant and defend the title to the Mortgaged Properties unto the said Trustee, his successors and assigns, against the claims of all persons whomsoever claiming or to claim the same or any part thereof. Any additional rights, title, or interest which Grantor may hereafter acquire or become entitled to in the properties aforesaid or in the oil, gas or other minerals in and under or produced therefrom shall inure to the benefit of this trust, the same as if expressly described and conveyed herein.

2.2  So long as the Secured Indebtedness or any part thereof remains unpaid, Grantor covenants and agrees with the Noteholder as follows:

(a)  That Grantor will continuously maintain Grantor’s existence as a corporation, with full power to own and operate the Mortgaged Properties and, if required by law, Grantor’s right to do business in each State where any part of the Mortgaged Properties is situated, and that Grantor will promptly pay, if applicable, all income, franchise and other taxes owing by Grantor and any stamp, documentary, or recording taxes which may be required to be paid with respect to this Mortgage or any other instrument evidencing or securing any of the Secured Indebtedness.

(b)  That Grantor will cause its interests in the oil, gas, Hydrocarbons and/or mineral leases included in or relating to the Mortgaged Properties (herein called “Subject Leases”) to be maintained and operated for the production of Hydrocarbons in a good and workmanlike manner and in accordance with sound field practices and all applicable federal, state and local laws, rules and regulations and will not allow any of Subject Leases to be surrendered, abandoned, or terminated or impaired in any manner,

(c)  That Grantor will cause all debts and liabilities of any character incurred in the operation, maintenance or development of the Mortgaged Properties (including, without limitation, all costs of the administration and development of each Subject Lease, and all leasehold costs attributable thereto, including, but not by way of limitation, all costs of completing, processing, storing, transporting and marketing Hydrocarbons which are allocated as leasehold expenses by customary industry account) to be paid punctually when due.

(d)  That Grantor will cause the Mortgaged Properties and all related machinery, pipelines, equipment, improvements and personal property of any kind now or hereafter used or obtained in connection with the operation thereof to be kept in safe, good and effective operating condition and all necessary repairs, replacements, additions and improvements thereto to be made.

(e)  That Grantor will observe and comply with all of the terms and provisions, express or implied, of the Subject Leases and assignments constituting a part of the Mortgaged Properties in order to keep the same in full force and effect. Grantor will also protect the Subject Leases against drainage of Hydrocarbons thereunder by reason of production on other properties.

(f)  That Grantor will observe and comply with all of the terms and provisions of all easements, licenses, franchises, permits and contracts (both existing and future) which are part of the Mortgaged Properties or which are incident to the operation of any of the Mortgaged Properties. Without limiting the foregoing, Grantor agrees to fully comply with all covenants and make timely payments of all amounts payable under Hydrocarbons purchase and processing contracts held by Grantor and also to fully perform all obligations and covenants of the seller under all Hydrocarbons sales and processing contracts held by Grantor.

(g)  That if the validity or priority of this Mortgage or of any right, titles, liens, or interests created or evidenced hereby with respect to the Mortgaged Properties or any part thereof shall be endangered or questioned or shall be attacked directly or indirectly, or if any legal proceedings are instituted against Grantor with respect thereto, Grantor will give written notice thereof to the Noteholder promptly and, at Grantor’s own cost and expense, Grantor will diligently endeavor to cure any defect that may be developed or claimed, and will take all necessary and proper steps for the defense of such legal proceedings, including, but not limited to, the employment of counsel agreeable to the Noteholder, the prosecution or defense of litigation and the release or discharge of all adverse claims. If Grantor fails or refuses to take such action, the Trustee and the Noteholder, or any of them (whether or not named as parties to legal proceedings with respect thereto), are hereby authorized and empowered to take such additional steps as in their judgment and discretion may be necessary or proper for the defense of any such legal proceedings, including, but not limited to, the employment of independent counsel, the prosecution or defense of litigation, and the compromise or discharge of any adverse claims made with respect to the Mortgaged Properties, and all expenses so incurred of every kind and character shall be a demand obligation owing by Grantor and shall bear interest at the Contract Rate (as defined in the Credit Agreement) from the date of expenditure until paid and shall be secured by the lien evidenced by this Mortgage and the party incurring such expenses shall be subrogated to all rights of the person receiving such payment.

(h)  That Grantor will not, without the prior written consent of the Noteholder, suffer or permit any lien other than Permitted Encumbrances (as defined herein or described in Exhibit A hereto) to be hereafter claimed or created on any of the Mortgaged Properties, and should a lien other than Permitted Encumbrances become attached hereafter in any manner to any part of the Mortgaged Properties without the prior written consent of the Noteholder, Grantor will cause such lien to be promptly discharged.

(i)  That Grantor will pay all taxes and assessments of every kind and character charged, levied or assessed against the Mortgaged Properties, or any part thereof, and all franchise taxes, production, severance or other similar taxes or charges, before any such taxes and assessments shall become delinquent; but Grantor shall have the right to contest any such tax in good faith, and while any such contest is pending shall not be in default hereunder; and, in the event Grantor should fail or refuse to pay or discharge the same, the holder of said indebtedness hereunder shall have the right, but shall not be obligated, to pay off said charges against said property and shall be subrogated to the rights, liens and equities thereof, and the amount so paid, together with interest at the same rate as is provided in the Note for interest on past due principal from the date of payment, shall be added to said indebtedness and shall be part of the Secured Indebtedness.

(j)  That none of the buildings, improvements and personal property constituting portions of the Mortgaged Properties will be removed or destroyed if to do so would have an adverse effect on the condition or operation of the Mortgaged Properties or on the business or financial condition of Grantor.

(k)  That Grantor will keep accurate books and records in accordance with generally accepted accounting principles in which full, true and correct entries shall be promptly made as to all operations on the Mortgaged Properties, and all such books and records shall at all times during reasonable business hours be subject to inspection by the Noteholder and its duly accredited representatives, and if, and as often as, reasonably requested by the Noteholder, Grantor shall make reports of such income in such form as the Noteholder prescribes setting out full data as to production and revenues from the Mortgaged Properties.

(l)  That Grantor will, on request of the Noteholder, promptly correct any defect, error or omission which may be discovered in the contents of this Mortgage, the Note, or other documents executed in connection herewith or in the execution or acknowledgment of any thereof, and will execute and deliver any and all additional instruments as may be requested by the Noteholder to correct such defect, error or omission or to identify any additional properties which are or become subject to this Mortgage and will execute, acknowledge and deliver such further assurances and instruments as shall be, in the opinion of the Noteholder, necessary or proper to convey and assign to the Trustee all of the Mortgaged Properties herein conveyed or assigned, or intended so to be.

(m)  That Grantor will indemnify and hold harmless the Trustee and the Noteholder from and against all claims, demands, liabilities and causes of action on account of any act performed or omitted to be performed hereunder or on account of any transaction arising out of or in any way connected with the Mortgaged Properties or with this Mortgage or any of the Secured Indebtedness, save and except for the gross negligence, willful misconduct or breach by Lender or Noteholder of the Security Documents or any document or instruments executed in connection with the Security Documents.

(n)  That Grantor will proceed with reasonable diligence to correct any material defect in title to the Mortgaged Properties which, in the opinion of Lender or Noteholder, constitutes a material defect that is found to exist after the execution and delivery of this instrument; and in this connection, should it be found after the execution and delivery of this instrument that there exists upon the Mortgaged Properties any lien or encumbrance, equal or superior in rank to the lien created by this instrument, or should any such hereafter arise, Grantor will promptly discharge and remove any such lien or encumbrance from said property.

(o)  That Grantor will keep such part of the Mortgaged Properties as is of an insurable nature and of a character usually insured by persons operating similar properties insured with companies of recognized responsibility satisfactory to the Noteholder against loss or damage by fire and against other hazards customarily insured against and in such amounts as provided in and as otherwise required under the Credit Agreement.

(p)  That Grantor will promptly pay its share of all costs and expenses incurred under any joint operating agreement affecting the Mortgaged Properties or any portion thereof and will furnish the Noteholder as and when requested full information as to the status of any joint account maintained with others under any such operating agreement.

(q)  That Grantor will, to the full extent of its own rights to do so, permit the Noteholder and its accredited agents, representatives and employees at all times to go upon, examine, inspect and remain on the Mortgaged Properties, and to go upon the derrick floor of any well at any time drilled or being drilled thereon, provided that such examination or inspection shall be at the risk of the Noteholder and its agents, representatives and employees and shall not unreasonably interfere with the business of Grantor or any operator or the operations on the Mortgaged Properties, and will furnish to the Noteholder on request all pertinent information in regard to the development and operation of the Mortgaged Properties or any part thereof.

(r)  That the Noteholder at all times shall have the right to release any part of the property now or hereafter subject to the lien hereof or any part of the proceeds of production or other income herein or hereafter assigned or pledged or any other security it now has or may hereafter have securing said indebtedness, without releasing any other part of said property, proceeds or income, and without affecting the lien hereof as to the part or parts thereof not so released, or the right to receive future proceeds and income.

(s)  That, promptly upon receipt of any written request from the Noteholder, Grantor will furnish and deliver, pursuant to such request, all title materials in the possession of Grantor or to which Grantor has access, including all title opinions and abstracts of title prepared by competent abstractors and covering title to the real property hereby mortgaged. Should Grantor fail to furnish such title opinions and abstracts upon such request, the Noteholder may proceed to obtain such title materials, and any and all costs so incurred shall be added to and included in the indebtedness secured hereby and shall be payable by Grantor upon demand, the obligation for such payment being secured by all liens and remedies granted in this Mortgage. Any abstracts furnished by Grantor or so acquired by the Noteholder shall be and constitute a part of the Mortgaged Properties, as above defined.

(t)  That Grantor will, if requested by the Noteholder, furnish the Noteholder any information or data possessed by Grantor with respect to the Mortgaged Properties, and in the case of the Subject Leases full information, including independent engineering reports and seismic data and interpretation, subject to any and all restrictions upon the use, transfer or dissemination thereof, shall be furnished with regard to the wells drilled or reworked or drilling or reworking operations being conducted thereon, including, without limitation, electrical logs, core analyses and well pressure reports; provided, that Grantor shall not be obligated to disclose information subject to a valid and binding confidentiality agreement with a third party without first obtaining the consent of such third party, and Grantor, to the extent requested by the Noteholder, will use its reasonable efforts to obtain such consent.

(u)  That Grantor shall make available to the Noteholder, or its engineers, attorneys or representatives, at any time requested, its complete files and contracts on the properties included in this instrument and the wells, pipelines and other property located thereon, or regarding the operations of (or the production from) the Mortgaged Properties, and in the event the Noteholder or the Trustee should take possession of the Mortgaged Properties under this Mortgage, the Noteholder shall be entitled to possession of all such files and contracts including seismic data and interpretation, subject to any and all restrictions upon the use, transfer or dissemination thereof. Should this Mortgage be foreclosed (howsoever such foreclosure may be effected), the purchaser at the foreclosure sale shall be entitled to all such files, subject to any and all restrictions upon the use, transfer or dissemination thereof.

(v)  That Grantor will not enter into any new operating agreement or any material amendment of any existing operating agreement affecting the Mortgaged Properties without the prior written consent of the Noteholder.

(w)  That Grantor will continuously maintain in good condition and operate, or cause to be maintained and operated, in a good and workmanlike manner any pipelines and pipeline systems owned by Grantor and included in the Mortgaged Properties in accordance with the valid rules and regulations of duly constituted authorities.

2.3  Grantor agrees to take all such reasonable action and to exercise all rights and remedies as are reasonably available to Grantor to cause the owner or owners of the working interest in the Mortgaged Properties to comply with the covenants and agreements contained herein. With respect to those Subject Leases which are being operated by operators other than Grantor, Grantor shall not be obligated itself to perform any undertakings contemplated by the covenants and agreements contained herein which are performable only by such operators and are beyond the control of Grantor; however, Grantor agrees to promptly take all reasonable actions available to Grantor under any operating agreement or otherwise to bring about the performance of any such undertakings required to be performed by such operators.

2.4  Grantor agrees that, if Grantor fails to perform any act or to take any action hereunder which Grantor is required to perform or take or to pay any money which hereunder Grantor is required to pay, the Noteholder, in Grantor’s name or its own name, may (but shall not he obligated to) perform or cause to be performed such act or take such action or pay such money, and any expenses so incurred by the Noteholder and any money so paid by the Noteholder shall be a part of the Obligations under the Credit Agreement owing by Borrower and shall bear interest from the date of making such payment until paid at the Contract Rate (as defined in the Credit Agreement) and shall be a part of the Secured Indebtedness and shall be secured by the lien evidenced by this Mortgage and by any other instrument securing the Secured Indebtedness, and the Noteholder, upon making such payment, shall be subrogated to all of the rights of the person, corporation or body politic receiving such payment.

ARTICLE III
Assignment of Production. Accounts,Contract Rights and Proceeds

3.1  To facilitate the discharge of all such indebtedness and as cumulative of any and all rights and remedies herein provided for, Grantor hereby BARGAINS, SELLS, TRANSFERS, ASSIGNS, SETS OVER and DELIVERS to the Noteholder, its successors and assigns, all of the following which shall be applied by Noteholder as provided herein and in the Credit Agreement:

(a)  70% of all Hydrocarbons, and the proceeds therefrom, produced and to be produced from the interests of Grantor in the Subject Leases, properties, processing plants and interests now or hereafter constituting a part of the Mortgaged Properties from and after the Effective Date (as hereafter defined), and Grantor hereby authorizes and empowers said Noteholder to demand, collect and receive said Hydrocarbons, and the proceeds therefrom, produced and to be produced from the interests of Grantor in said Mortgaged Properties, and to execute any release, receipt, division order, transfer order and relinquishment or other instrument that may be required or necessary to collect and receive such production or the proceeds therefrom and Grantor hereby authorizes and directs all pipeline companies, gathering companies and others purchasing Hydrocarbon production from said properties or having in their possession any production from said properties or the proceeds therefrom, to pay and deliver to the Noteholder all such production or proceeds therefrom accruing. Grantor agrees that all division orders, transfer orders, receipts and other instruments which the Noteholder may from time to time execute and deliver for the purpose of collecting or receipting for such production or the proceeds therefrom may be relied upon in all respects, and that the same shall be binding upon Grantor, and Grantor’s successors and assigns. Grantor agrees to execute and deliver all necessary and appropriate instruments, including transfer and division orders, which may be required by the Noteholder in connection with the receipt by the Noteholder of such production or the proceeds therefrom and to indemnify and keep and hold the Noteholder free and harmless from all parties whomsoever having or claiming an adverse interest in said leases, properties and interests and the production and proceeds therefrom, and in this respect agrees to pay all expenses, costs, charges and reasonable attorneys’ fees that may be incurred by the Noteholder as to any of said matters.

(b)  70% of all amounts or proceeds hereafter payable to or to become payable to Grantor or to which Grantor is entitled under all Hydrocarbon sales contracts, all Hydrocarbon transportation contracts, and all Hydrocarbon treating and processing contracts relating to or now or hereafter to become a part of the Mortgaged Properties.

(c)  70% of all amounts, sums, revenues and income which become payable to Grantor from any of the Mortgaged Properties (including after-acquired properties) or under any contract, present or future, relating to any Hydrocarbon pipeline system and processing plant or unit now or hereafter constituting a part of the Mortgaged Properties.

Grantor hereby authorizes and directs that all such pipeline companies, purchasers, transporters and other parties owing monies to Grantor under contracts herein assigned, pay such amounts direct to the Noteholder as follows:

If by wire transfer:

If by check:

Lothian Oil Inc.
500 5th Avenue, Suite 2600
New York, NY 10110

and such authorization shall continue until this Mortgage is released. The Noteholder is authorized to collect, receive and receipt for all such amounts and no party making payment shall have any responsibility to see to the application of any funds paid to the Noteholder, but shall be fully protected in making such payment to the Noteholder under the assignments herein contained. Should the Noteholder bring suit against any third party for collection of any amounts or sums included within this assignment (and the Noteholder shall have the right to bring any such suit) it may sue either in its own name or in the name of Grantor.

The office where the records of Grantor with respect to the accounts and contract rights concerning the Mortgaged Properties are kept is located at the address shown opposite the signature of Grantor to this Mortgage, and Grantor agrees that the place at which such records are kept will not be changed without the prior written consent of the Noteholder.

3.2  Independent of the foregoing provisions and authorities herein granted, Grantor agrees to execute and deliver any and all transfer orders, payment orders, division orders and other instruments that may be requested by the Noteholder or that may be required by any purchaser of the production from any of the Mortgaged Properties for the purpose of effectuating payment to the Noteholder of the proceeds of Hydrocarbon sales to the Noteholder. If under any existing sales agreements, other than division orders or transfer orders, any proceeds of Hydrocarbon sales are required to be paid by the purchaser to Grantor so that under such existing agreement payment of such proceeds of Hydrocarbon sales cannot be made to the Noteholder, Grantor’s interest in all proceeds of Hydrocarbon sales under such sales agreements and in all other proceeds of Hydrocarbon sales which for any reason may be paid to Grantor shall, when received by Grantor, constitute trust funds in Grantor’s hands and shall be immediately paid over to the Noteholder.

3.3  Grantor authorizes and empowers the Noteholder to receive, hold and collect all sums of money paid to the Noteholder in accordance with this assignment and to apply the same as is hereinafter provided, all without any liability or responsibility on the part of the Noteholder, save as to good faith in so receiving and applying said sums. All payments provided for in this assignment shall be paid promptly to the Noteholder, and applied pursuant to the terms of the Credit Agreement. It is understood and agreed that should said payments provided for by this assignment be less than the sum or sums then due on said indebtedness, such sum or sums then due shall nevertheless be payable by Grantor in accordance with the provisions of the note or notes or other instrument or instruments evidencing said indebtedness and neither this assignment nor any provision herein contained shall in any manner be construed to affect the terms and provisions of said note or notes or other instrument or instruments. Likewise, neither this assignment nor any provision herein contained shall in any manner be construed to affect the lien, rights and remedies herein granted securing said indebtedness, nor Grantor’s liability therefor. The rights under this assignment are cumulative of the other rights, remedies and powers granted under this Mortgage and are cumulative of any other security which the Noteholder now holds or may hereafter hold to secure the payment of said indebtedness.

3.4  If a default under Section 6.1 has occurred and is continuing, should any person now or hereafter purchasing or taking Hydrocarbons attributed to the Mortgaged Properties fail to make payment promptly to the Noteholder of the hereby assigned proceeds of Hydrocarbon sales, the Noteholder shall have the right to make, or to require Grantor to make, a change of connection and the right to designate or approve the purchaser with whose facilities a new connection shall be made, without liability or responsibility in connection therewith, so long as ordinary care is used in making such designation; provided, however, Noteholder shall only require the change of purchaser if such change would not cause a breach of Grantor’s obligation to an existing purchaser.

3.5  The Lender and Noteholder and their successors and assigns are hereby absolved from all liability for failure to enforce collection of the proceeds of Hydrocarbon sales and from all other responsibility in connection therewith, except the responsibility to account to Grantor for funds actually received. Grantor agrees to indemnify and hold harmless the Lender, Noteholder and the Trustee against any and all liabilities, actions, claims, judgments, costs, charges and attorneys’ fees by reason of the assertion that Trustee, Lender or Noteholder received with respect to the Mortgaged Properties or for Grantor’s account either before or after payment in full of the Secured Indebtedness funds from the production of Hydrocarbons claimed by third persons, and if Grantor fails to do so, the Lender, Noteholder and the Trustee shall each have the right to defend against any such claims or actions, employing attorneys of their own selection, and if not furnished with indemnity satisfactory to them, they shall have the right to compromise and adjust any such claims, actions and judgments, and in addition to the rights to be indemnified as herein provided, all amounts paid by the Lender, Noteholder or the Trustee in compromise, satisfaction or discharge of any such claim, action or judgment, and all court costs, attorneys’ fees and other expenses of every character incurred by the Trustee, Lender or the Noteholder pursuant to the provisions of this section shall be part of the Obligations under the Credit Agreement owing by Borrower, shall bear interest from date of expenditure until paid at the Contract Rate (as defined in the Credit Agreement), and shall be a part of the Secured indebtedness. Notwithstanding the foregoing, nothing contained herein shall be deemed to require Grantor to indemnify Lender or Noteholder for its willful misconduct or gross negligence or material breach by Lender or Noteholder of the provisions of the Security Documents or any documents or instruments executed in connection with the Security Documents.

3.6  Nothing herein contained shall detract from or limit the absolute obligation of Borrower to make prompt payment of the Note, of all amounts owing thereon, and of all amounts owing hereunder at the time and in the manner provided in the Note, the Credit Agreement or provided herein, regardless of whether the proceeds herein assigned are sufficient to pay the same, and the rights under this assignment shall be cumulative of all other security of any and every character now or hereafter existing to secure the payment of the Note and all other Secured indebtedness.

ARTICLE IV
Waiver and Partial Release

4.1  The Noteholder may at any time and from time to time in writing:

(a)  Waive compliance by Grantor with any covenant herein made by Grantor to the extent and in the manner specified in such writing;

(b)  Consent to Grantor’s doing any act which hereunder Grantor is prohibited from doing, or to Grantor’s failing to do any act which hereunder Grantor is required to do, to the extent and in the manner specified in writing; or

(c)  Release any part of the Mortgaged Properties, or any interest therein, or any proceeds of Hydrocarbon sales from the lien of this Mortgage, without the joinder of the Trustee.

No such act by Noteholder shall in any way impair the rights of the Noteholder hereunder except to the extent specifically agreed to by the Noteholder in such writing.

4.2  The lien and other security rights of the Noteholder hereunder shall not be impaired by any indulgence, including but not limited to:

(a)  Any forbearance, renewal, extension or modification (whether one or more) which the Noteholder may grant with respect to any Secured Indebtedness; or

(b)  Any surrender, compromise, release, renewal, extension, exchange or substitution which the Noteholder may grant in respect of any item of the Mortgaged Properties or any part thereof or any interest therein, or any of the proceeds of Hydrocarbon sales; or

(c)  Any release or indulgence granted to any endorser, guarantor or surety of any Secured Indebtedness.

ARTICLE V
Possession Until Default; Defeasance

5.1  Unless a default specified in Section 6.1 hereof shall occur and be continuing, Grantor shall retain full right to the Mortgaged Properties (except the proceeds of Hydrocarbon sales assigned under Section 3.1 hereof), subject, however, to all of the terms and provisions of this Mortgage.

5.2  If all of the Secured Indebtedness be paid as the same becomes due and payable and if the covenants, warranties, undertakings and agreements made in this Mortgage are kept and performed, then and in that event only all rights under this Mortgage shall terminate and the properties hereby conveyed shall become wholly clear of the liens, conveyances and assignments evidenced hereby, and such liens shall be released by the Noteholder in due form at Grantor’s cost.

ARTICLE VI
Remedies in Event of Default

6.1  The term “default” as used in this Mortgage shall mean the occurrence of an Event of Default under the Credit Agreement which shall remain unremedied for any applicable period of grace specified therein.

6.2  Following and during the continuation of a default by Grantor under this Mortgage, the provisions of this Section 6.2 (and no other provision of this Mortgage) shall specify the effects of any such default, the remedies available to Noteholder following any such default and any limitations on the exercise of such remedies.

(a)  Upon the occurrence of a default, all Secured Indebtedness in its entirety shall, at the option of the Noteholder and following two (2) business days prior written notice by Noteholder (except in the event of bankruptcy, insolvency of Grantor, appointment of a receiver for Grantor, and similar defaults in which event no prior written notice by Noteholder is required), become immediately due and payable without notice, presentation or demand of any kind including, without limitation, notice of intent to accelerate and notice of acceleration, all of which are hereby waived, and the liens evidenced hereby shall be subject to foreclosure in any manner provided for herein or provided for by law as the Noteholder may elect.

(b)  Upon the occurrence of a default and following notice required under subsection 6.2(a) hereof, if any such notice is required with respect to such default, the Trustee, his successor or substitute, upon the written request of the Noteholder, shall be authorized and empowered and it shall be his special duty to sell the Mortgaged Properties or any part thereof. Such sale may be at one or more sales, as an entirety or in parcels, as the Trustee may elect, at such place or places and otherwise in such manner and upon such notice as may be required by law, or, in the absence of any such requirement as the Trustee may deem appropriate.

Upon the occurrence of a default and following notice required under subsection 6.2(a) hereof, if any such notice is required with respect to such default, the Trustee, his successor or substitute, shall have the right and power to proceed by suit or suits in equity or at law, whether for the specific performance of any covenant or agreement of Grantor herein contained or in aid of the execution of any power herein granted, or for foreclosure or the sale of the Mortgaged Properties or any part thereof under the judgment or decree of any court of competent jurisdiction, or for the enforcement of any other appropriate legal or equitable remedy. In the event the Noteholder shall request the Trustee to sell the Mortgaged Properties or to proceed by suit as in this section provided, the Noteholder shall have the right to direct the time, method and place of conducting and proceeding for any remedy available to the Trustee or of exercising any trust or power conferred upon him; provided, however, that the Trustee shall have the power to decline to follow any such direction if the Trustee shall be advised by counsel that the action or proceeding so directed may not lawfully be taken. If and to the extent permitted by applicable law:

(i)  Any foreclosure sale hereunder may be as an entirety or in such parcels as the Noteholder may request, and any sale may be adjourned by announcement at the time and place appointed for such sale without further notice except as may be required by law.

(ii)  Any and all statements of fact or other recitals made by the Noteholder or by the Trustee or any substitute appointed hereunder as to nonpayment of the Secured Indebtedness or as to the occurrence of any default, or as to all of said indebtedness having become due and payable, or as to the refusal, failure or inability to act of the Trustee or any substitute or successor trustee, or as to any other act or thing having been duly done by Noteholder or by such Trustee, substitute or successor, shall be taken as prima facie evidence of the truth of the facts so stated and recited.

(iii)  The Trustee, his successor or substitute, may appoint or delegate to any one or more persons as agent to perform any act or acts necessary or incident to any foreclosure proceeding instituted by the Trustee, but in the name and on behalf of the Trustee, his successor or substitute.

(iv)  It shall not be necessary for the Trustee or any public officer acting under execution or order of the court to have physically present or constructively in his possession any of the Mortgaged Properties.

(v)  Any sale or sales of the Mortgaged Properties pursuant to judicial proceedings shall operate to divest all right, title, interest, claim and demand whatsoever, either at law or in equity, of Grantor of, in and to the premises and property sold, and shall be a perpetual bar, both at law and in equity, against Grantor, its successors or assigns, and against any and all persons claiming or who shall thereafter claim all or any of the property sold from, through or under Grantor, its successors or assigns; nevertheless, Grantor, if requested by the Trustee or the Noteholder so to do, shall join in the execution and delivery of all proper conveyances, assignments and transfers of the properties so sold.

(vi)  Upon any sale, whether made under the power of sale hereby given or by virtue of judicial proceedings, the receipt of the Trustee, or of the officer making a sale under judicial proceedings, shall be a sufficient discharge to the purchaser or purchasers at any sale for his or their purchase money, and such purchaser or purchasers, his or their assigns or personal representatives, shall not, after paying such purchase money and receiving such receipt of the Trustee or of such officer therefor, be obliged to see to the application of such purchase price, or be in anywise answerable for any loss, misapplication or nonapplication thereof.

(vii)  The purchaser at any such sale shall not, nor shall his or its heirs, legal representatives, successors or assigns be deemed to have, by reason of the acquisition of property or rights mortgaged hereunder, assumed any liability or obligation of any lessee or operator of the Mortgaged Properties, or any part thereof, arising by reason of any occurrence taking place prior to such sale.

(viii)  After each sale, the Trustee shall make to the purchaser or purchasers at such sale good and sufficient conveyances in the name of Grantor, conveying the property so sold to the purchaser or purchasers in fee simple with special warranty of title, and shall receive the proceeds of said sale or sales and apply the same as herein provided, and Grantor binds itself, its successors and assigns, to warrant and forever defend such title.

(ix)  The power of sale granted herein shall not be exhausted by any sale held hereunder by the Trustee or his substitute or successor, and such power of sale shall exist and may be exercised in any manner provided by law or herein from time to time and as many times as the Noteholder may deem necessary until all of the Mortgaged Properties have been duly sold and all Secured Indebtedness has been fully paid.

(c)  Upon the occurrence of a default and following notice as required under subsection 6.2(a) hereof if any notice is required with respect to such default, the Trustee, his successors or substitute, is authorized and empowered, and it shall be his special duty at the request of the Noteholder, to enforce this trust and to sell the Mortgaged Properties located in the State of Texas as an entirety or in parcels, as the acting Trustee may designate, at the courthouse of any county in the State of Texas in which a part of said Mortgaged Properties being sold may be situated at public auction to the highest bidder for cash, in the manner required by, and after having given notice of such sale in accordance with, the laws of the State of Texas governing sales of real estate under powers of sale conferred by deed of trust. Any sale made by the Trustee hereunder may be as an entirety or in such parcels as the Noteholder may request, and any sale may be adjourned by announcement at the time and place appointed for such sale without further notice except as may be required by law. After each sale, the Trustee shall make to the purchaser or purchasers at such sale good and sufficient conveyances in the name of Grantor, conveying the property so sold to the purchaser or purchasers in fee simple with special warranty of title binding upon Grantor, its successors and assigns, and shall receive the proceeds of said sale or sales and apply the same as herein provided. The power of sale granted herein shall not be exhausted by any sale held hereunder by the Trustee or his substitute or successor, and such power of sale may be exercised from time to time and as many times as the Noteholder may deem necessary until all of the Mortgaged Properties have been duly sold and all Secured Indebtedness has been duly paid. Any such sale shall be a perpetual bar against Grantor, and Grantor’s heirs, legal representatives or successors in interest, as the case may be, as to the property sold.

(d)  This instrument shall be effective as a mortgage as well as a deed of trust and may be foreclosed as to any of the properties covered hereby (including non-judicial foreclosure) in any manner permitted by the laws of any state in which any part of the Mortgaged Properties is situated, and any foreclosure suit may be brought by the Trustee or by the Noteholder with respect to property located in jurisdictions where a mortgage is utilized to grant liens in real property. In addition to all other remedies herein provided for, Grantor agrees that after a default has occurred the Trustee or the Noteholder shall as a matter of right be entitled to the appointment of a receiver or receivers to be designated by the Noteholder for all or any part of the Mortgaged Properties, whether such receivership be incident to a proposed sale of such property or otherwise, and Grantor does hereby consent to the appointment of such receiver or receivers, agrees not to oppose any application therefor by the Trustee or the Noteholder, and agrees that such appointment shall in no manner affect the rights of the Noteholder.

(e)  The proceeds of any sale held by the Trustee or any receiver or public officer in foreclosure of the liens evidenced hereby shall be applied:

FIRST, to the payment of all necessary costs and expenses incident to such foreclosure sale (including reasonable attorneys’ fees), including but not limited to expenses of advertising, sale and conveyance and all court costs and charges of every character in the event foreclosed by it, and a reasonable fee to the Trustee acting under the provisions of this Section 6.2 if foreclosed by power of sale as provided in said section, not exceeding the lesser of (i) the actual fees of the Trustee and (ii) five percent (5%), to be estimated upon the amount realized at such sale.

SECOND, to the payment of the Secured Indebtedness in such order as the Noteholder may elect, which shall be cumulative of the trustee’s fee hereinabove provided for and shall be due and payable whether the lien of this Mortgage be foreclosed by sale or by judicial process; and

THIRD, the remainder, if any there shall be, shall be paid to Grantor or to Grantor’s representative, successors or assigns.

(f)  The Noteholder shall have the right to become the purchaser at any sale held by any Trustee or substitute or successor or by any receiver or public officer, and any Noteholder purchasing at any such sale shall have the right to credit upon the amount of the bid made therefor, to the extent necessary to satisfy such bid, the Secured Indebtedness owing to such Noteholder, or if such Noteholder holds less than all of such indebtedness the pro rata part thereof owing to such Noteholder, accounting to all such Noteholders not joining in such bid in cash for the portion of such bid or bids apportionable to such nonbidding Noteholder or Noteholders.

(g)  All remedies herein expressly provided for are cumulative of any and all other remedies existing at law or in equity, and the Trustee and the Noteholder shall, in addition to the remedies herein provided, be entitled to avail themselves of all such other remedies as may now or hereafter exist at law or in equity for the collection of said indebtedness and the enforcement of the covenants herein and the foreclosure of the liens evidenced hereby, and the resort to any remedy provided for hereunder or provided for by law shall not prevent the concurrent or subsequent employment of any other appropriate remedy or remedies.

(h)  The Noteholder may resort to any security given by this Mortgage or to any other security now existing or hereafter given to secure the payment of the Secured Indebtedness, in whole or in part, and in such portions and in such order as may seem best to the Noteholder in its sole and uncontrolled discretion, and any action shall not in anywise be considered as a waiver of any of the rights, benefits or liens evidenced by this instrument.

(i)  To the full extent that Grantor may do so, Grantor agrees that Grantor will not at any time insist upon, plead, claim or take the benefit or advantage of any law now or hereafter in force providing for any appraisement, valuation, stay, extension or redemption, and Grantor, for Grantor, Grantor’s successors and assigns, and for any and all persons ever claiming any interest in the Mortgaged Properties, to the extent permitted by law, hereby waives and releases all rights of redemption, valuation, appraisement, stay of execution, notice of election to mature or declare due the whole of the Secured Indebtedness and marshaling in the event of foreclosure of the liens hereby created. If any law referred to in this section and now in force, of which Grantor or Grantor’s successors might take advantage despite this section, shall hereafter be repealed or cease to be in force, such law shall not thereafter be deemed to preclude the application of this section.

(j)  Grantor hereby grants unto the Trustee or the Noteholder the powers of attorney to act for and on behalf of Grantor in all transactions of Grantor with any federal or state agency relating to any of the Mortgaged Properties. Without limiting the foregoing, this power of attorney specifically authorizes Lender to execute any documents required by the Minerals Management Service (MMS) in connection with the foreclosure and subsequent transfer to the Lender of the Mortgaged Properties. The foregoing power of attorney shall only be exercised upon the occurrence of a default.

(k)  Upon the occurrence of a default, the Trustee and the Noteholder, or either of them, are authorized prior or subsequent to the institution of any foreclosure proceedings to enter upon the Mortgaged Properties, or any part thereof, and to exercise without interference from Grantor any and all rights which Grantor has with respect to the management, possession and operation of the Mortgaged Properties. All costs, expenses and liabilities of every character (including costs of unsuccessful workover operations or additional wells or dry holes) incurred by the Trustee or the Noteholder in managing, operating and maintaining such Mortgaged Properties, including, without limitation, costs of additional drilling and reworking, whether successful or unsuccessful, shall constitute a demand obligation owing by Borrower and shall draw interest at the Contract Rate (as defined in the Credit Agreement), all of which shall constitute a portion of the Secured Indebtedness.

(l)  Upon the occurrence of a default, if Grantor should fail to comply with any of the covenants or obligations of Borrower hereunder, then the Noteholder or said Trustee may perform the same for the account and at the expense of Borrower but shall not be obligated so to do, and any and all expenses incurred or paid in so doing shall be payable by Borrower to the Noteholder with interest at the Contract Rate (as defined in the Credit Agreement), and the amount thereof shall be payable on demand, and shall be secured by and under this Mortgage, and the amount and nature of such expense and the time when paid shall be fully established by the affidavit of the Noteholder or any officer or agent thereof, or by the affidavit of any trustee acting hereunder; provided, however, that the exercise of the privileges granted in this paragraph shall in no wise be considered or constitute a waiver of the right of the Noteholder upon the happening of a default hereunder to declare the Secured Indebtedness to be at once due and payable but is cumulative of such right and all other rights herein given.

ARTICLE VII
Security Agreement

7.1  Without limiting any of the provisions of this instrument, Grantor (referred to in this Article as “Debtor”, whether one or more), expressly GRANTS unto the Noteholder (referred to in this Article as “Secured Party”, whether one or more), a security interest in all the Mortgaged Properties hereinabove described (including both those now and those hereafter existing) to the full extent that such properties may be subject to the Uniform Commercial Code of the state or states where such properties are situated. The security interest granted hereby also covers and includes all contract rights, equipment, inventory, general intangibles and accounts with respect to said properties and all products and proceeds of said properties (said properties, contract rights, equipment, inventory, general intangibles, accounts, products and proceeds thereof being hereinafter collectively referred to as the “Collateral” for the purposes of this paragraph). Debtor covenants and with Secured Party that:

(a)  In addition to and cumulative of any other remedies granted in this instrument to Secured Party or the Trustee, Secured Party may, in event of default, proceed under said Uniform Commercial Code as to all or any part of the Collateral and shall have and may exercise with respect to the Collateral all the rights, remedies and powers of a secured party after default under said Uniform Commercial Code, including, without limitation, the right and power to sell, at public or private sale or sales, or otherwise dispose of, lease or utilize the Collateral and any part or parts thereof in any manner authorized or permitted under said Uniform Commercial Code after default by a debtor, and to apply the proceeds thereof toward payment of any costs and expenses and attorneys’ fees and legal expenses thereby incurred by Secured Party, and toward payment of the Secured Indebtedness in such order or manner as Secured Party may elect.

(b)  Upon a default, Secured Party shall have the right (without limitation) to take possession of the Collateral and to enter upon any premises where same may be situated for such purpose without being deemed guilty of trespass or otherwise incurring any liability for its entry upon those premises and to take any action deemed necessary or appropriate or desirable by Secured Party, at its option and in its discretion, to repair, refurbish or otherwise prepare the Collateral for sale, lease or other use or disposition as herein authorized.

(c)  To the extent permitted by law, Debtor expressly waives any notice of sale or other disposition of the Collateral and any other right or remedies of a debtor or formalities prescribed by law relative to sale or disposition of the Collateral or exercise of any other right or remedy of Secured Party existing after default hereunder; and to the extent any such notice is required and cannot be waived, Debtor agrees that if such notice is mailed, postage prepaid, to Debtor at the address shown with debtor’s signature hereinbelow at least ten days before the time of the sale or disposition, such notice shall be deemed reasonable and shall fully satisfy any requirement for giving of said notice.

(d)  Secured Party is expressly granted the right, at its option, to transfer at any time to itself or to its nominee the Collateral, or any part thereof, and to receive the monies, income, proceeds or benefits attributable or accruing thereto and to hold the same as security for the Secured Indebtedness or to apply it on the principal and interest or other amounts owing on any of the Secured Indebtedness, whether or not then due, in such order or manner as Secured Party may elect. All rights to marshaling of assets of Debtor, including any such right with respect to the Collateral, are hereby waived.

(e)  All recitals in any instrument of assignment or any other instrument executed by Secured Party incident to sale, transfer, assignment, lease or other disposition or utilization of the Collateral or any part thereof hereunder shall be prima facie evidence of the matter stated therein,, no other proof shall be required to establish full legal propriety of the sale or other action or of any fact, condition or thing incident thereto, and all prerequisites of such sale or other action and of any fact, condition or thing incident thereto shall be presumed to have been performed or to have occurred.

(f)  Secured Party may require Debtor to assemble the Collateral and make it available to Secured Party at a place to be designated by Secured Party that is reasonably convenient to both parties. All expenses of retaking, holding, preparing for sale, lease or other use or disposition, selling, leasing or otherwise using or disposing of the Collateral and the like which are incurred or paid by Secured Party as authorized or permitted hereunder, including also all attorneys’ fees, legal expenses and costs, shall be added to the indebtedness secured by this instrument, and Debtor shall be liable therefor.

(g)  Should Secured Party elect to exercise its right under said Uniform Commercial Code as to part of the personal property and fixtures described herein, this election shall not preclude Secured Party or the Trustee from exercising the rights and remedies granted by the preceding paragraphs of this instrument as to the remaining personal property and fixtures.

(h)  Any copy of this instrument may also serve as a financing statement under said Uniform Commercial Code between the Debtor, whose address is designated with its signature, and the SECURED PARTY, WHOSE ADDRESS IS 500 5TH AVENUE, SUITE 2600, NEW YORK, NY 10110.

(i)  So long as any amount remains unpaid on the Secured Indebtedness, Debtor will not authorize for filing in any public office any financing statement or statements affecting the Collateral other than financing statements in favor of Secured Party hereunder, unless the prior written specific consent and approval of Secured Party shall have first been obtained.

(j)  Secured Party is authorized to file, in any jurisdiction where Secured Party deems it necessary, one or more financing statements pursuant to the Uniform Commercial Code in form satisfactory to Secured Party, and Debtor will pay the cost of filing or recording those financing statements or this instrument as a financing statement in all public offices at any time and from time to time whenever filing or recording of any financing statement or of this instrument is deemed by Secured Party to be necessary or desirable.

(k)  The office where the records of Debtor with respect to the Collateral and the Mortgaged Properties are kept is located at the address shown opposite the signature of Debtor to this Mortgage, and Debtor agrees that the place at which such records are kept will not be changed without the prior written consent of the Noteholder.

Debtor further warrants and represents to Secured Party that, except for the security interest granted hereby in the Collateral and other claims previously disclosed in writing to Secured Party, Debtor is the owner and holder of the Collateral, free of any adverse claim, security interest or encumbrance, and Debtor agrees to defend the Collateral against all claims and demands of any person at any time claiming the same or any interest therein. Debtor further warrants and represents that it has not heretofore signed any financing statement and no financing statement signed by Debtor is now on file in any public office except those statements true and correct copies of which have been delivered to Secured Party.

ARTICLE VIII
Concerning the Trustee

8.1  The Trustee may resign by an instrument in writing addressed to the Noteholder. The Trustee or any successor or substitute Trustee may be removed at any time with or without cause by an instrument in writing executed by the Noteholder and such power of removal may be exercised as frequently and at such times as the Noteholder may elect. In case of the absence, death, resignation or removal of the Trustee, or the inability, failure, or refusal of the Trustee to act, a successor or substitute Trustee may be appointed by the Noteholder by instrument complying with any applicable requirements of law, and in the absence of any such requirement, without other formality than appointment and designation in writing executed by the Noteholder. Such right to appoint a substitute Trustee shall exist and may be exercised as often and whenever the Noteholder may elect. Such appointment and designation shall be full evidence of the right and authority to make the same and of all facts therein required, and upon the making of any such appointment and designation, all of the estate and title of the Trustee in the Mortgaged Properties shall vest in the named successor Trustee and he shall thereupon succeed to, hold, possess and exercise all the rights, powers, privileges, immunities and duties herein conferred upon the Trustee. All references herein to the Trustee shall be deemed to refer to the Trustee (including any successor appointed and designated as herein provided) from time to time acting hereunder.

If no successor Trustee shall have been appointed as contemplated by the foregoing provisions in this Section, or if appointed shall not have accepted the appointment, within thirty (30) days after the occurrence of a vacancy in the office of the Trustee, the Noteholder or such retiring Trustee may apply to any court of competent jurisdiction to appoint a successor Trustee or Trustees.

8.2  Any Trustee from time to time serving hereunder shall have the absolute right, acting independently, to take any action and to exercise any right, remedy, power or privilege conferred upon the Trustee, and any action taken by any Trustee from time to time serving hereunder shall be binding upon all other Trustees and no person dealing with any Trustee from time to time serving hereunder shall be obligated to confirm the power and authority of such trustee to act without the concurrence of the other Trustees.

8.3  The Trustee shall not be required to take any action for the enforcement of this instrument or the exercise of any rights or remedies hereunder or to appear in or defend any action, suit or other proceeding in connection therewith, where, in the opinion of the Trustee, such action will be likely to involve him in expense or liability, unless the Trustee be tendered security and indemnity satisfactory to him, against cost, expense or liability in connection therewith.

8.4  It shall be no part of the duty of the Trustee to see to any recording, filing or registration of this instrument or any other instrument supplemental hereto, or to see to the payment of or be under any duty in respect of any tax or assessment or other governmental charge which may be levied or assessed on the Mortgaged Properties or against Grantor or to see to the performance or observance by Grantor of any of the covenants or agreements herein contained. The Trustee shall not be responsible for the execution, acknowledgment or validity of this instrument or of any instrument supplemental hereto or of the Note, or for the sufficiency of the security purported to be created hereby, and makes no representation in respect thereof or in respect of the rights of the holder of the Note. The Trustee shall have the right to consult with counsel upon any matters arising hereunder, and shall be fully protected in relying as to legal matters on the advice of the counsel. The Trustee shall not incur any personal liability hereunder except for his own gross negligence or willful misconduct; and the Trustee shall have the right to rely on any instrument, document or signature authorizing or supporting any action taken or proposed to be taken by him hereunder, believed by him in good faith to be genuine.

ARTICLE IX
Miscellaneous

9.1  This instrument is a deed of trust and mortgage of both real and personal property, a security agreement, a financing statement and an assignment, and also covers proceeds and fixtures.

9.2  All options and rights of election herein provided for the benefit of the Noteholder are continuing, and the failure to exercise any such option or right of election upon a particular default or breach or upon any subsequent default or breach shall not be construed as waiving the right to exercise such option or election at any later date. By the acceptance of payment of any indebtedness secured hereby after its due date, the Noteholder does not waive the right either to require prompt payment when due of all other sums so secured or to regard as a default failure to pay any other sums due which are secured hereby. No exercise of the rights and powers herein granted and no delay or omission in the exercise of such rights and powers shall be held to exhaust the same or be construed as a waiver thereof, and every such right and power may be exercised at any time and from time to time.

9.3  No release of any part of the Mortgaged Properties shall in any way alter, vary or diminish the force, effect or lien of this instrument on the balance of Mortgaged Properties.

9.4  Any provision contained herein or in the Note or in any other instrument evidencing or relating to any Secured Indebtedness to the contrary notwithstanding, neither Lender nor any Noteholder nor the holder of any other Secured Indebtedness shall be entitled to receive or collect, nor shall Grantor be obligated to pay, interest on any of the Secured Indebtedness in excess of the maximum rate of interest permitted by applicable law, and if any provision of the Note or of any other such instrument shall ever be construed or held to permit the collection or to require the payment of any amount of interest in excess of that permitted by applicable law, the provisions of this section shall control and shall override any contrary or inconsistent provision of the Note or other instrument.

9.5  Any notice, request, demand or other instrument which may be required or permitted to be given or furnished to or served on Grantor shall be addressed to it at its address set forth below, or such other address as Grantor may furnish to the Trustee or the Noteholder in writing. Notices to the Trustee and the Noteholder shall be deemed to have been properly given if delivered in like fashion to them at 500 5th Avenue, Suite 2600, New York, NY 10110, or at such other address as the Trustee or the Noteholder may furnish to Grantor in writing.

9.6  Renewals and extensions of the Secured Indebtedness may be given at any time and amendments may be made to this Mortgage and other agreements relating to any of the Secured Indebtedness or the Mortgaged Properties and/or such properties may at any time be released or partially released and/or the Noteholder may take or hold other security for the Secured Indebtedness without notice to or joinder or consent of any persons hereafter acquiring any interest in the Mortgaged Properties. The Trustee or the Noteholder may resort first to such other security or any part thereof or first to the security herein given or any part thereof, or from time to time to either or both, even to the partial or complete abandonment of either security, and such action shall not be a waiver of any rights conferred by this instrument, which shall continue as a first lien upon all of the Mortgaged Properties not expressly released until the Secured Indebtedness is fully paid.

9.7  If any provision hereof or of the Credit Agreement or the Note is invalid or unenforceable in any jurisdiction, the other provisions hereof or of the Note shall remain in full force and effect in such jurisdiction, and the remaining provisions hereof shall be liberally construed in favor of the Trustee, Lender and the Noteholder in order to effectuate the provisions hereof, and the invalidity or unenforceability of any provision hereof in any jurisdiction shall not affect the validity or enforceability of any such provision in any other jurisdiction.

9.8  All of the terms, provisions, covenants and conditions hereof shall be binding upon Grantor, and the successors and assigns of Grantor arid the Noteholder and successors and assigns of Noteholder, and shall inure to the benefit of the Trustee and the Noteholder and their respective successors and assigns and Grantor’s covenants shall constitute covenants running with the lands covered by the Mortgaged Properties, but this provision shall not be construed to authorize any sale or other disposition of the Mortgaged Properties contrary to any other provisions hereof.

9.9  The Mortgage may be executed in multiple counterparts, each of which is deemed to be an original for all purposes although all such executed copies shall evidence and constitute one and the same Mortgage; provided that it shall never be necessary for Noteholder or Trustee to produce more than one fully executed counterpart with all divisions to prove the existence of all such counterparts. The counterpart recorded in a particular jurisdiction may have attached to it only the division or subdivisions of the exhibit that contain descriptions of Mortgaged Properties located in such jurisdiction. Whenever a recorded counterpart of the Mortgage contains less than all of the divisions, the descriptions contained in the omitted divisions are hereby incorporated into said recorded counterpart by reference.

9.10  The term “Grantor” herein used shall mean and include the corporation executing this instrument, and its successor in interest in the Mortgaged Properties. The number and gender of pronouns used in referring to Grantor shall be construed to mean and correspond with the number and gender of the individuals and/or entities executing this instrument as Grantor, and, further, the term “Grantor” herein used shall mean and include both all of the parties executing this instrument as Grantor as well as any single one or more of them.

9.11  The “Effective Date” of this instrument is 7:00 a.m. local time on March 31, 2006, at the location of the Mortgaged Properties, respectively.

9.12  This Mortgage shall be governed by and construed and interpreted under the laws of the State of Texas (without giving effect to conflicts of laws principles), except to the extent that the laws of the State where the Mortgaged Properties are located shall be mandatorily applicable.

9.13  TO THE MAXIMUM EXTENT NOT PROHIBITED BY LAW, EACH OF THE UNDERSIGNED HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES ANY RIGHT WHICH IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY AT ANY TIME ARISING OUT OF, UNDER OR IN CONNECTION WITH THE REVOLVING NOTE, THIS AGREEMENT OR THE OTHER SECURITY DOCUMENTS, OR ANY TRANSACTION CONTEMPLATED THEREBY, BEFORE OR AFTER MATURITY.

THIS WRITTEN AGREEMENT AND THE OTHER SECURITY DOCUMENTS DESCRIBED IN THE CREDIT AGREEMENT REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

9.14  (a) Grantor and Lender (singularly, the “Party”, and collectively, the “Parties”) will attempt in good faith to resolve any controversy or dispute arising out of or relating to this Agreement promptly by negotiations between themselves. The negotiation process may be started by the giving of written notice by any Party to the other Parties in accordance with the terms of Section 9.5 hereof, and the Parties agree to negotiate in good faith, and select an independent mediator to facilitate the negotiations and conduct up to eight (8) consecutive hours of mediated negotiations in Houston, Texas within 30 days after the notice is first sent. If, within 10 days after the initial notice, the Parties are not able to agree upon a mediator, the Party originally giving the notice shall promptly notify American Arbitration Association (“AAA”), 140 West 51st Street, New York, New York, 10020-1203 (telephone (212) 484-3266; fax (212) 307-4887). AAA will promptly designate a mediator who is independent and impartial, and AAA’s decision about the identity of the mediator will be final and binding.

(b)  No arbitration may be commenced by any Party unless and until a negotiation complying with the foregoing paragraph has been completed, and no litigation or other proceeding may ever be instituted at any time in any court for the purpose of adjudicating, interpreting or, enforcing any rights or obligations of the Parties hereto or any rights or obligations relating to the subject matter hereof, whether or not covered by the express terms of this Mortgage, or for the purpose of adjudicating a breach or determination of the validity of this Mortgage, or for the purpose of appealing any decision of an arbitrator, except a proceeding instituted for the sole purpose of having the award or judgment of an arbitrator entered and enforced.

(c)  If a controversy or dispute is not resolved after completion of the negotiation process described above, then, upon notice by any Party to the other Parties (an “Arbitration Notice”) and to AAA, the controversy or dispute shall be submitted to a sole arbitrator who is independent and impartial, for binding arbitration in Houston, Texas, in accordance with AAA’s Commercial Arbitration Rules (the “Rules”). The Parties agree that they will faithfully observe this Mortgage and the Rules and that they will abide by and perform any award rendered by the arbitrator. The arbitration shall be governed by the Federal Arbitration Act, 9 U.S.C. Section 1-16 (or by the same principles enunciated by such Act in the event it may not be technically applicable). The award or judgment of the arbitrator shall be final and binding on all Parties and judgment upon the award or judgment of the arbitrator may be entered and enforced by any court having jurisdiction. If any Party becomes the subject of a bankruptcy, receivership or other similar proceeding under the laws of the United States of America, any state or commonwealth or any other nation or political subdivision thereof, then, to the extent permitted or not prohibited by applicable law, any factual or substantive legal issues arising in or during the pendency of any such proceeding shall be subject to all of the foregoing mandatory mediation and arbitration provisions and shall be resolved in accordance therewith. The agreements contained herein have been given for valuable consideration, are coupled with an interest and are not intended to be executory contracts. The fees and expenses of the arbitrator will be shared by all Parties engaged in the dispute or controversy on a basis determined to be fair and equitable by the arbitrator, taking into account the relative fault of each Party, the relative credibility and merit of all claims and defenses made by each Party and the cooperation, speed and efficiency of each Party in conducting the arbitration proceedings and complying with the Rules and with orders and requests of the arbitrator.

(d)  Promptly after the Arbitration Notice is given, AAA will select three possible arbitrators with experience in the subject matter of the controversy, to whom AAA will give the identities of the Parties and the general nature of the controversy. If any of those arbitrators disqualifies himself or declines to serve, AAA shall continue to designate potential arbitrators until the Parties have three to select from. After the panel of three potential arbitrators has been completed, a two-page summary of the background of each of the potential arbitrators will be given to each of the Parties, and the Parties will have a period often (10) days after receiving the summaries in which to attempt to agree upon the arbitrator to conduct the arbitration. If the Parties are unable to agree upon an arbitrator, then one of the Parties shall notify AAA, and AAA shall select the arbitrator from one of the three, or less, if one or more has been found to be disqualified or removes himself from consideration (if all three are disqualified or remove themselves, then AAA shall start the arbitration-selection process over again). The decision of AAA with respect to the selection of the arbitrator will be final and binding in such case.

(e)  Within 10 days after the selection of the arbitrator, the Parties and their counsel will appear before the arbitrator at a place and time in Houston, Texas, as may be designated by the arbitrator for the purpose of each Party making a one hour or less presentation and summary of the case. Thereafter, the arbitrator will set dates and times for additional bearings until the proceeding is concluded. The desire and goal of the Parties is, and the arbitrator will be advised that his goal should be, to conduct and conclude the arbitration proceeding as expeditiously as possible. If any Party or its counsel fails to appear at any hearing, the arbitrator shall be entitled to reach a decision based on the evidence which has been presented to him by the Parties who did appear. Any arbitral award may be confirmed by a New York state court.

(f)  Any arbitral award may be enforced in the courts of the state of New York or of the United States of America for the Southern District of Texas, and, by execution and delivery of this Mortgage, the Parties hereby accept for themselves and in respect of their property, generally and unconditionally, the nonexclusive jurisdiction of the aforesaid courts for said purpose and the Parties hereby irrevocably waive to the fullest extent permitted by law any objection, including without limitation, any objection to the laying of venue or based on the grounds of forum non conveniens, which they may now or hereafter have to the bringing of any such action or proceeding in such respective jurisdictions.

(g)  The arbitrator will have no authority to award punitive or other damages not measured by the prevailing Party’s actual damages and may not, in any event, make any ruling, finding, or award that does not conform to the terms and conditions of the Credit Agreement and other Security Documents, including this Mortgage.

(h)  The provisions of this Section 9.14 relating to arbitration of disputes shall not apply to the enforcement of any rights or obligations hereunder.

The undersigned has caused this instrument to be executed by its duly authorized undersigned officer effective as of March 31, 2006.

“GRANTOR”

ADDRESS OF GRANTOR:	UNITED HERITAGE CORPORATION

405 N. Marienfeld, Suite 200	By:	/s/ C. Scott Wilson
Midland, TX 79701		C. Scott Wilson
President / Chief Executive Officer

State of Texas
County of Midland

This instrument was acknowledged before me on March 31, 2006, by C. Scott Wilson, the President / Chief Executive Officer of UNITED HERITAGE CORPORATION, a Utah corporation, on behalf of the corporation.

/s/ Dorothy M. Munoz
Notary Public - Signature

EXHIBIT A

ATTACHED TO AND FORMING A PART OF THE
DEED OF TRUST, MORTGAGE, ASSIGNMENT OF PRODUCTION,
SECURITY AGREEMENT AND FINANCING STATEMENT
DATED AS OF MARCH 1, 2006

FROM

UNITED HERITAGE CORPORATION
TO

MICHAEL H. ATNIPP,

TRUSTEE FOR THE BENEFIT OF

LOTHIAN OIL INC.

PREAMBLE

This Exhibit A contains this Preamble and the specific description of the “Leases” comprising a portion of the “Mortgaged Properties”, as those terms are defined in the Deed of Trust, Mortgage, Assignment of Production,. Security Agreement and Financing Statement (the ‘Mortgage”) to which this Exhibit A is attached.

Divisions. This Exhibit A may be composed of several divisions and subdivisions--at least one for each state and county in each state in which any part of the Mortgaged Properties is located in more than one county, the division hereof containing the description of such Hydrocarbon (as defined in the Mortgage) lease will generally include the relevant portion of each of the counties in which any part of such oil, gas and mineral lease is located. Counties containing portions of such multi-county leases may therefore be covered by more than one division of this Exhibit A. Each subdivision is in turn composed of further subdivisions—each one covering one or more of the oil, gas and mineral leases included among the Mortgaged Properties.

Counterparts. The Mortgage may be executed in multiple counterparts, each of which is deemed to be an original for all purposes although all such executed copies shall evidence and constitute one and the same Mortgage; provided that it shall never be necessary for Noteholder or Trustee to produce more than one fully executed counterpart with all divisions to prove the existence of all such counterparts. The counterpart recorded in a particular county may have attached to it only the division or subdivisions of this exhibit that contain descriptions of Mortgaged Properties located in such county or parish. Whenever a recorded counterpart of the Mortgage contains less than all of the divisions, the descriptions contained in the omitted divisions are hereby incorporated into said recorded counterpart by reference.

Definitions. For all purposes of this Exhibit A, the following terms shall have indicated meanings:

“Block” means several leases within an immediate vicinity.

“Net Revenue Interest” means with respect to any Property, the decimal or percentage share of production from or allocable to such property, after deduction of all overriding royalties and other burdens (including lessor royalties), that an owner of a Working Interest is entitled to receive

“Working Interest” means the property interest which entitles the owner thereof to explore and develop certain land for Hydrocarbon production purposes, whether under an oil and gas lease or unit, a compulsory pooling order or otherwise.

“Overriding Royalty Interest” means (i) with respect to a Unit for which an Overriding Royalty Interest is stated, that interest in the applicable Hydrocarbons produced, saved, and sold from such unitized area which is afforded to Grantor by virtue of its ownership of such expense-free interest in the Leases included in whole or in part in such area after deducting landowner royalties and any other burdens to which such interest may be subject, and (ii) with respect to a Well for which an Overriding Royalty Interest is stated, an expense-free interest in the applicable Hydrocarbons produced, saved and sold from a Well or Subject Lease which is afforded to Grantor by virtue of its ownership of such expense-free interest in the Lease (hereinafter defined) on which such Well is located after deducting landowner royalties and any other burdens to which such interest may be subject.

“Well” means any existing oil or gas well, salt water disposal well, injection well, water supply well or any other well located on or related to the Properties or any well which may hereafter be drilled and/or completed on the Properties, or any facility or equipment in addition to or replacement of any well, including a well producing or capable of producing oil and/or gas that is described or referred to in this Exhibit A.

“Unit” means a unit, pool, or communitized area described or referred to in this Exhibit A.

“Permitted Encumbrances” shall mean (i) minor irregularities in title which do not (a) materially interfere with the occupation, use and enjoyment by Grantor of any of the Mortgaged Properties in the normal course of business as presently conducted, or (b) materially impair the value thereof for such Mortgaged Properties, (ii) all interests in the Mortgaged Properties securing obligations owed to, or claimed by, any Person other than Noteholder, whether such interest is based on the common law, statute or contract, and whether such interest includes liens or security interests arising by virtue of mortgage, encumbrance, pledge, security agreement, conditional sale or trust receipt or lease, consignment or bailment for security purposes, so long as each said interest has been expressly consented to by Noteholder in writing, (iii) Liens of landlords, vendors, carriers, warehousemen, mechanics, laborers and materialmen arising by law, and of operators arising by contract, in the ordinary course of business for sums not yet due or being contested in good faith by appropriate action promptly initiated and diligently conducted, if such reserve as shall be required by generally accepted accounting principles shall have been made therefor; (iv) the specific exceptions and encumbrances affecting each of the Mortgaged Properties as described in this Exhibit, (v) any liens which are subordinate to the liens created hereby pursuant to a Subordination Agreement approved by Lender; and (vi) the agreements and matters set forth in Exhibit B INSOFAR ONLY as the foregoing exceptions, encumbrances and agreements are valid and subsisting and are enforceable against the particular Lease(s) which are made subject to said exceptions, encumbrances or agreements.

Scope and Format of Description. The Subject Interests are expressly limited to the Subject Leases insofar and only insofar as they cover lands and depth intervals in which Grantor owns an undivided interest and do not include lands and depth intervals in which Grantor owns no undivided interest even though such lands or depth intervals are covered by the Subject Leases; provided, however, that this provisions shall not impair Lender’s/Mortgagee’s rights under the warranty of title contained in the Mortgage. The format of the description is as follows:

With respect to each Lease, the description includes the Lease, the date, the Lessor, the Lessee, the recording information, the governmental or state serial number assigned to the lease (if applicable), and a description of the lands covered by the Lease. If the recorded instrument is a short form of memorandum of a Lease, the term “Lease” shall be deemed to include all of the terms and provisions of the Lease referred to in such short form or memorandum. Certain property descriptions are in abbreviated to Sections, Townships, and Ranges. In such descriptions, the following terms may be abbreviated as follows:

Northwest Quarter	NW, NW/4, or NW/4;
Southwest Quarter	SW, SW/4, or SW/4;
Southeast Quarter	SE, SE/4, or SE/4;
Northeast Quarter	NE, NE/4, or NE/4;
North Half	N/2 or N/2;
South Half	S/2 or S/2;
East Half	E/2 or E/2;
West Half	W/2 or W/2;

The applicable Blocks are followed by an N, S, E, or W to indicate whether the Block is North, South, East, or West. Certain descriptions merely refer to the Block in which the property is located in whole or in part. In such cases, the recorded Leases and any amendments thereof and any other recorded instruments affecting Grantor’s title more particularly describe the land within such Block in which Grantor owns an interest, and the descriptions contained in such instruments are incorporated herein by this reference. In the case of certain federal and state leases, the interests set forth may be in the nature of either record, title or operating rights. The land description does not necessarily signify that Grantor owns the entire interest in such Lease as to all of such land or as to all depth intervals. The statement of a Working Interest and a Net Revenue Interest for a Well or Unit does not necessarily signify that Grantor owns the same applicable Lease or leases as to the areas or depth intervals not attributable to the Well or Unit.

The statement of a Working Interest and a Net Revenue Interest with respect to a Well or Wells signifies that Grantor owns that Working Interest and Net Revenue Interest in the Well or Wells with respect to the intervals in which the Well or Wells are currently completed, and excludes a unitized area or formation, if any, included within a Unit which is also described in this Exhibit A.

Each Well or Unit with respect to which the Working Interest and Net Revenue Interest of Grantor is stated is described as follows: (i) each well is described by reference to the Well name given to the Well in Grantor’s records, which may or may not be the name stated in the records of the applicable state or federal regulatory authority, and (ii) each Unit is described by the name by which such Unit is referred to in Grantor’s records, which may or may not be the name used (if a name is used) in the instrument creating such Unit.